SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 20, 1997


                                  Toy Biz, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                      1-13638                            13-3711775
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(State or Other            (Commission                      (I.R.S. Employer
Jurisdiction of             File Number)                     Identification
incorporation)                                                          No.)





                 333 East 38th Street, New York, New York 10016
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 682-4700
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, If Changed Since Last Report.)




495430.1

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ITEM 5.           Other Events.

                  On May 20, 1997, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it had terminated its letter of intent, dated April 28, 1997, with Marvel Entertainment Group, Inc. ("Marvel") with respect to Toy Biz's participation in a plan of reorganization of Marvel and certain of its subsidiaries (collectively with Marvel, the "Debtors") and will withdraw from the plan of reorganization filed on a joint basis by Marvel and the Registrant on May 15, 1997 in the jointly administered chapter 11 cases of the Debtors currently pending in the United States Bankruptcy Court for the District of Delaware. On May 21, 1997, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.2, announcing that it had signed a proposed term sheet with the Official Bondholders Committee of the holding companies of Marvel, pursuant to which Marvel and Toy Biz would combine to become separate subsidiaries of a new holding company. A copy of the proposed term sheet is attached hereto as Exhibit 99.3.

ITEM 7.           Financial Statements and Exhibits.

(c)  Exhibits.

99.1.    Press release of the Registrant, dated May 20, 1997.

99.2.    Press release of the Registrant, dated May 21, 1997.

99.3. Proposed Term Sheet, dated May 21, 1997, between the Official Bondholders Committee of Marvel Holdings Inc. et al. and the Registrant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TOY BIZ, INC.
                                  (Registrant)


Date: May 22, 1997
                                             By  /s/ Joseph M. Ahearn
                                                 -----------------------------
                                             Name:      Joseph M. Ahearn
                                             Title: President and Chief
                                                      Executive Officer


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EXHIBIT INDEX

Exhibit

99.1. Press release of the Registrant, dated May 20, 1997.

99.1. Press release of the Registrant, dated May 21, 1997.

99.3. Proposed Term Sheet, dated May 21, 1997, between the Official Bondholders Committee of Marvel Holdings Inc. et al. and the Registrant.



495430.1
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